UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 6, 2006
PER-SE TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19480	58-1651222
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1145 Sanctuary Parkway, Suite 200, Alpharetta, Georgia	30004
(Address of principal executive offices)	(Zip Code)
(770) 237-4300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On November 6, 2006, Per-Se Technologies, Inc. (“Per-Se”) and McKesson Corporation (“McKesson”) issued a press release announcing the execution of a definitive merger agreement pursuant to which Per-Se will be acquired by McKesson. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibit 99.1 — Press Release dated November 6, 2006.
Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 6, 2006

PER-SE TECHNOLOGIES, INC.
By:	/s/ STEPHEN M. SCHEPPMANN
Stephen M. Scheppmann
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release dated November 6, 2006.

3